                      MORGAN STANLEY INCOME SECURITIES INC.
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        OCTOBER 1, 2008 - MARCH 31, 2009

                                                                       AMOUNT OF     % OF     % OF
                PURCHASE/             OFFERING           TOTAL          SHARES     OFFERING   FUNDS
   SECURITY       TRADE     SIZE OF   PRICE OF         AMOUNT OF       PURCHASED  PURCHASED   TOTAL                       PURCHASED
   PURCHASED       DATE    OFFERING    SHARES          OFFERING         BY FUND    BY FUND   ASSETS        BROKERS           FROM
--------------  ---------  --------  ----------  --------------------  ---------  ---------  ------  ------------------  -----------

IBM Corp.        10/09/08     --     $98.891000  $   1,000,000,000.00   100,000     0.01%     0.07%  Banc of America       Barclays
8.000% due                                                                                           Securities LLC,       Capital
10/15/2038                                                                                           Barclays Capital,
                                                                                                     Credit Suisse,
                                                                                                     Deutsche Bank
                                                                                                     Securities, BNP
                                                                                                     PARIBAS, HSBC,
                                                                                                     Mitsubishi UFJ
                                                                                                     Securities,
                                                                                                     Mizuho Securities
                                                                                                     Inc., Morgan
                                                                                                     Stanley, USB
                                                                                                     Investment Bank

Time Warner      11/13/08     --     $   98.465  $   1,250,000,000.00   180,000     0.01%     0.14%  Citi, Deutsche       Citigroup
Cable Inc.                                                                                           Bank Securities,
Note 8.750%                                                                                          Mizuho Securities
due 2/14/2019                                                                                        USA Inc.,
                                                                                                     Goldman, Sachs &
                                                                                                     Co., Banc of
                                                                                                     America
                                                                                                     Securities LLC,
                                                                                                     Daiwa Securities
                                                                                                     America Inc.,
                                                                                                     Mitsubishi UFJ
                                                                                                     Securities,
                                                                                                     Barclays Capital,
                                                                                                     Fortis Securities
                                                                                                     LLC, Morgan
                                                                                                     Stanley, Wachovia
                                                                                                     Securities, BNP
                                                                                                     PARIBAS, RBS
                                                                                                     Greenwich
                                                                                                     Capital, UBS

                                                                                                     Investment Bank,
                                                                                                     Utendahl Capital
                                                                                                     Group, LLC, Loop
                                                                                                     Capital Markets,
                                                                                                     LLC

Delhaize Group   01/27/09     --     $   99.667  $     300,000,000.00   105,000     0.03%     0.08%  Banc of America       JPMorgan
5.875% due                                                                                           Securities LLC,
2/1/2014                                                                                             J.P. Morgan, BNP
                                                                                                     PARIBAS, Fortis
                                                                                                     Securities, ING
                                                                                                     Wholesale,
                                                                                                     Wachovia
                                                                                                     Securities, BB&T
                                                                                                     Capital Markets,
                                                                                                     BNY Mellon
                                                                                                     Capital Markets,
                                                                                                     LLC, Calyon,
                                                                                                     Mitsubishi UFJ
                                                                                                     Securities

General Mills    01/29/09     --     $   99.914  $   1,150,000,000.00   305,000     0.02%     0.23%  Deutsche Bank,      J.P. Morgan
Inc. 5.600%                                                                                          J.P. Morgan,
due 2/3/2019                                                                                         Morgan Stanley,
                                                                                                     Wells Fargo
                                                                                                     Securities, Citi,
                                                                                                     Banc of America
                                                                                                     Securities LLC,
                                                                                                     Barlcays Capital,
                                                                                                     Credit Suisse,
                                                                                                     The Williams
                                                                                                     Capital Group,
                                                                                                     L.P., Mitsubishi
                                                                                                     UFJ Securities

Hess Corp.       01/29/09     --     $   99.677  $   1,000,000,000.00   625,000     0.06%     0.46%  Goldman, Sachs &      Goldman
8.125% due                                                                                           co., J.P. Morgan,      Sachs
2/15/2019                                                                                            RBS Greenwich
                                                                                                     Capital

Georgia Power    02/04/09     --     $   99.628  $     500,000,000.00   390,000     0.07%     0.29%  Barclays Capital,     Wachovia
Co. 5.950% due                                                                                       Mitsubishi UFJ       Securities
2/1/2039                                                                                             Securities,
                                                                                                     SunTrust,
                                                                                                     Robinson
                                                                                                     Humphrey,
                                                                                                     Wachovia
                                                                                                     Securities,
                                                                                                     CALYON, Utendahl
                                                                                                     Capital Group, LLC

McKesson Corp.   02/09/09     --     $   99.659  $     350,000,000.00   240,000     0.06%     0.18%  Banc of America       Bank of
7.500% due                                                                                           Securities LLC,       America
2/15/2019                                                                                            J.P. Morgan,
                                                                                                     Mitsubishi UFJ
                                                                                                     Securities,
                                                                                                     Scotia Capital,
                                                                                                     Goldman, Sachs &
                                                                                                     Co., KeyBanc
                                                                                                     Capital Markets,
                                                                                                     Rabo Securities
                                                                                                     USA, Inc.,
                                                                                                     SunTrust Robinson
                                                                                                     Humphrey,
                                                                                                     Wachovia
                                                                                                     Securities

Cox              02/12/09     --     $   99.613  $      1,250,000,000   570,000     0.04%     0.42%  Barclays Capital,    JP Morgan
Communications                                                                                       J.P. Morgan, RBS
Onc. 8.375%                                                                                          Greenwich
due 3/1/2039                                                                                         Capital, Wachovia
                                                                                                     Securities,
                                                                                                     CALYON, Deutsche
                                                                                                     Bank Securities,
                                                                                                     Scotia Capital,
                                                                                                     UBS Investment
                                                                                                     Bank, Banc of
                                                                                                     America
                                                                                                     Securities LLC,
                                                                                                     Citi, Credit
                                                                                                     Suisse, Daiwa
                                                                                                     Securities

                                                                                                     America Inc.,
                                                                                                     Goldman, Sachs &
                                                                                                     Co., Morgan
                                                                                                     Stanley,
                                                                                                     Mitsubishi UFJ
                                                                                                     Securities,
                                                                                                     SunTrust Robinson
                                                                                                     Humphrey, BNP
                                                                                                     PARIBAS, BNY
                                                                                                     Mellon Capital
                                                                                                     Markets, LLC,
                                                                                                     Comerica
                                                                                                     Securities,
                                                                                                     Commerzbank,
                                                                                                     Corporates &
                                                                                                     Markets, The
                                                                                                     Williams Capital
                                                                                                     Group, L.P.

Union Pacific    02/17/09     --     $   99.607  $     400,000,000.00   435,000     0.10%     0.32%  Citi, Barclays       Citigroup
Corp. Note                                                                                           Capital,
6.125% due                                                                                           Mitsubishi UFJ
2/15/2020                                                                                            Securities, U.S.
                                                                                                     Bancorp
                                                                                                     Investments, Inc.
                                                                                                     J.P. Morgan, BNP
                                                                                                     PARIBAS, Morgan
                                                                                                     Stanley, Credit
                                                                                                     Suisse, SunTrust
                                                                                                     Robinson Huphrey,
                                                                                                     Wells Fargo
                                                                                                     Securities

Roche Holdings   02/18/09     --     $   98.428  $4,500,00,000,000.00   660,000     0.01%     0.48%  Banc of America       Banc of
Inc. 6.000%                                                                                          Securities LLC,       America
due 3/1/2019                                                                                         Barclays Capital,    Securities
                                                                                                     Credit

                                                                                                     Suisse, Mitsubishi
                                                                                                     UFJ Securities,
                                                                                                     Santander Global
                                                                                                     Banking &
                                                                                                     Markets,
                                                                                                     UniCredit (HVB),
                                                                                                     Citi, J.P.
                                                                                                     Morgan, BNP
                                                                                                     PARIBAS, Deutsche
                                                                                                     Bank Securities,
                                                                                                     Morgan Stanley,
                                                                                                     UBS Investment
                                                                                                     Bank

CVS Caremark     03/10/09     --     $   99.365  $1,000,00,000,000.00   310,000     0.03%     0.24%  Barclays Capital,     Barclays
Corp. Note                                                                                           Banc of America       Capital
6.600% due                                                                                           Securities LLC,
3/15/2019                                                                                            Deutsche Bank
                                                                                                     Securities,
                                                                                                     Morgan Stanley,
                                                                                                     Wachovia
                                                                                                     Securities, BNY
                                                                                                     Mellon Capital
                                                                                                     Markets, LLC,
                                                                                                     Wells Fargo
                                                                                                     Securities,
                                                                                                     SunTrust Robinson
                                                                                                     Humphrey, U.S.
                                                                                                     Bancorp
                                                                                                     Investments, Inc.
                                                                                                     Utendahl Capital
                                                                                                     Partners

Valero Energy    03/12/09     --     $   99.867  $     750,000,000.00   845,000     0.11%     0.65%  Barclays Capital,    JP Morgan
Corp. Note                                                                                           BNP PARIBAS,
9.375% due                                                                                           Citi, J.P.
3/15/2019                                                                                            Morgan, UBS
                                                                                                     Investment Bank,
                                                                                                     Banc of America
                                                                                                     Securities LLC,
                                                                                                     DnB NOR Markets,
                                                                                                     Morgan Stanley,
                                                                                                     Scotia Capital,
                                                                                                     CALYON,
                                                                                                     Mitsubishi UFJ
                                                                                                     Securities, RBC
                                                                                                     Capital Markets,

                                                                                                     SunTrust Robinson
                                                                                                     Humphrey, Credit
                                                                                                     Suisse, Mizuho
                                                                                                     Securities US,
                                                                                                     RBS Greenwich,
                                                                                                     Wells Fargo
                                                                                                     Securities

Progress         03/16/09     --     $   99.591  $     450,000,000.00   615,000     0.13%     0.47%  Wachovia              Wachovia
Energy                                                                                               Securities, Banc     Securities
Inc., Note                                                                                           of America
7.050% due                                                                                           Securities LLC,
3/15/2019                                                                                            Citi, Mitsubishi
                                                                                                     UFJ Securities,
                                                                                                     RBS Greenwich
                                                                                                     Capital,
                                                                                                     Barclays Capital

Time Warner      03/23/09     --     $   99.348  $   2,000,000,000.00   300,000     0.01%     0.23%  Banc of America      Citigroup
Cable Inc.                                                                                           Securities LLC,
8.250% due                                                                                           UBS Investment
4/1/2019                                                                                             Bank, Barclays
                                                                                                     Capital, Daiwa
                                                                                                     Securities
                                                                                                     America Inc.,
                                                                                                     HSBC, Mizuho
                                                                                                     Securities USA
                                                                                                     Inc., Citi, BNP
                                                                                                     PARIBAS, Fortis
                                                                                                     Securities LLC,
                                                                                                     J.P. Morgan,
                                                                                                     Morgan Stanley,
                                                                                                     Scotia Capital,
                                                                                                     Beutsche Bank
                                                                                                     Securities,
                                                                                                     Wachovia
                                                                                                     Securities,
                                                                                                     CALYON, Goldman,
                                                                                                     Sachs & Co.,
                                                                                                     Mitsubishi UFJ
                                                                                                     Securities, RBS
                                                                                                     Greenwich

                                                                                                     Capital, Blaylock
                                                                                                     Robert Van, LLC,
                                                                                                     Cabrera Capital
                                                                                                     Markets, LLC, The
                                                                                                     Williams Capital
                                                                                                     Group, L.P.